UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

NOVEMBER 30, 2006

Semiannual Report
to Shareholders

DWS Health Care Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market conditions. Some funds have more risk than others. The fund may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2006

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class A, B, C shares and for the 3-year, 5-year and life of Fund periods shown for Institutional Class shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of DWS Health Care Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/06
DWS Health Care Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	8.40%	6.33%	8.31%	4.42%	9.35%
Class B	7.95%	5.44%	7.38%	3.52%	8.45%
Class C	8.02%	5.56%	7.45%	3.56%	8.49%
S&P 500® Index+	11.33%	14.23%	11.82%	6.08%	4.99%
Goldman Sachs Healthcare Index++	8.56%	6.64%	9.33%	3.44%	7.15%
DWS Health Care Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class**
Institutional Class	8.67%	6.82%	8.69%	4.82%	2.05%
S&P 500 Index+	11.33%	14.23%	11.82%	6.08%	2.74%
Goldman Sachs Healthcare Index++	8.56%	6.64%	9.33%	3.44%	1.02%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.

** Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Health Care Fund — Class A [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/06
DWS Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,022	$11,975	$11,703	$20,615
	Average annual total return	0.22%	6.19%	3.19%	8.62%
Class B	Growth of $10,000	$10,244	$12,182	$11,788	$20,333
	Average annual total return	2.44%	6.80%	3.34%	8.45%
Class C	Growth of $10,000	$10,556	$12,405	$11,911	$20,406
	Average annual total return	5.56%	7.45%	3.56%	8.49%
S&P 500 Index+	Growth of $10,000	$11,423	$13,980	$13,433	$15,313
	Average annual total return	14.23%	11.82%	6.08%	4.99%
Goldman Sachs Healthcare Index++	Growth of $10,000	$10,664	$13,068	$11,841	$18,308
	Average annual total return	6.64%	9.33%	3.44%	7.15%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.

Comparative Results as of 11/30/06
DWS Health Care Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,068,200	$1,283,900	$1,265,400	$1,127,700
	Average annual total return	6.82%	8.69%	4.82%	2.05%
S&P 500 Index+	Growth of $1,000,000	$1,142,300	$1,398,000	$1,343,300	$1,173,400
	Average annual total return	14.23%	11.82%	6.08%	2.74%
Goldman Sachs Healthcare Index++	Growth of $1,000,000	$1,066,400	$1,306,800	$1,184,100	$1,061,700
	Average annual total return	6.64%	9.33%	3.44%	1.02%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

** Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/06	$ 25.69	$ 24.43	$ 24.50	$ 26.32
5/31/06	$ 23.70	$ 22.63	$ 22.68	$ 24.22
Class A Lipper Rankings — Health/Biotechnology Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	82	of	181	46
3-Year	86	of	161	54
5-Year	43	of	133	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class S shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 11/30/06
DWS Health Care Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	8.54%	6.54%	8.54%	4.63%	9.64%
S&P 500 Index+	11.33%	14.23%	11.82%	6.08%	4.99%
Goldman Sachs Healthcare Index++	8.56%	6.64%	9.33%	3.44%	7.15%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.

Net Asset Value
Class S
Net Asset Value: 11/30/06	$ 26.06
5/31/06	$ 24.01
Class S Lipper Rankings — Health/Biotechnology Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	76	of	181	42
3-Year	77	of	161	48
5-Year	39	of	133	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Health Care Fund — Class S [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended November 30
Comparative Results as of 11/30/06
DWS Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,654	$12,787	$12,541	$22,361
	Average annual total return	6.54%	8.54%	4.63%	9.64%
S&P 500 Index+	Growth of $10,000	$11,423	$13,980	$13,433	$15,313
	Average annual total return	14.23%	11.82%	6.08%	4.99%
Goldman Sachs Healthcare Index++	Growth of $10,000	$10,664	$13,068	$11,841	$18,308
	Average annual total return	6.64%	9.33%	3.44%	7.15%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2006 to November 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,084.00	$ 1,079.50	$ 1,080.20	$ 1,085.40	$ 1,086.70
Expenses Paid per $1,000*	$ 8.15	$ 12.30	$ 11.99	$ 6.95	$ 5.86
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,017.25	$ 1,013.24	$ 1,013.54	$ 1,018.40	$ 1,019.45
Expenses Paid per $1,000*	$ 7.89	$ 11.91	$ 11.61	$ 6.73	$ 5.67

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Health Care Fund	1.56%	2.36%	2.30%	1.33%	1.12%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Leefin Lai discusses DWS Health Care Fund's performance, strategy and market environment for the fund's most recent semiannual period ended November 30, 2006.

Q: How did DWS Health Care Fund perform over the most recent six-month period?

A: During a time when the US economy was stronger than had been predicted and economically sensitive stocks such as steel and airline companies led the market, DWS Health Care Fund posted an 8.40% total return (Class A shares) for its most recent semiannual period ended November 30, 2006, underperforming the 11.33% return of the Standard & Poor's 500® (S&P 500) Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.) The fund outperformed the 7.76% average return of its peers in the Lipper Health/Biotechnology Funds category and slightly underperformed the 8.56% return of its secondary benchmark, the Goldman Sachs Healthcare Index.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

The Lipper Health/Biotechnology Funds category includes portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology.

Index and category returns assume reinvestment of all distributions. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into and index or Lipper category.

Q: Will you describe the most successful investment decisions during the period?

A: For the semiannual period, our stock selections performed especially well within specialty pharmaceuticals. Within the sector, Shire PLC (ADR) and New River Pharmaceuticals, Inc. posted strong gains based on their collaboration for the development of NRP104, a new product for attention-deficit/ hyperactivity disorder. The product received an approval letter from the FDA in October 2006 and is expected to be on the market sometime in 2007. The fund holds both Shire and New River and was thus positively impacted from the good news on NRP104.

In addition, within the health care services sector, our stock selection in health-care-related information technology companies contributed strongly to performance. These companies are involved in developing and marketing electronic medical records systems for physicians and hospitals. While health care has traditionally lagged other industries in taking advantage of electronic record keeping, the conversion from paper files to digital records is now rapidly gaining ground in both physicians' practices and within hospitals. Two of the stocks that the fund holds within this area — Allscripts Healthcare Solutions, Inc. and Cerner Corp. — performed well during the six-month period.

Q: What investment decisions proved disappointing during the period?

A: The biggest detractor from the fund's comparative performance over the period was our decision not to hold the major pharmaceutical company Merck & Co., Inc., which was up strongly and represents significant positions in the fund's primary and secondary benchmarks. One of the reasons we avoided Merck was that the company faces a series of patent expirations on key products. We were also concerned about the liability from a number of lawsuits on Vioxx, a pain medication that was withdrawn from the marketplace due to an increase in cardiovascular risks. However, during the period, Merck won a number of court cases related to Vioxx and exceeded Wall Street's earning expectations by reducing its costs more than anticipated. The company also obtained FDA approval for three new vaccines and a treatment for diabetes over the six-month period. Given these events, our outlook for Merck has improved, but appears to be largely reflected in the higher stock price.

Also, within the health care services sector, our investment in Chemed Corp. (since eliminated from the portfolio) proved disappointing. Chemed, a provider of hospice services, posted unfavorable earnings results based on slower patient growth and Medicare reimbursement caps that limited revenues and profits. We sold the stock because we felt that the earnings disappointments were likely to continue going forward.

Q: How did you position the fund within major pharmaceutical stocks during the six-month period?

A: We increased the fund's weighting in major pharmaceutical stocks over the period and have become more optimistic about the prospects for this group for three reasons. First, valuations for major pharmaceutical stocks have declined substantially over the past five years and we think their stock prices already reflect many of the existing concerns about the industry. Second, recent earnings reports for some major pharmaceuticals have exceeded expectations, mainly because these companies are benefiting from the Medicare Part D program, which has increased drug volumes as drug coverage has expanded to a wider population. In addition, price discounts under the Medicare Part D program are lower than those under Medicaid, a program that used to cover a subsegment of the Medicare population, creating additional upside for the pharmaceutical companies. The companies are also benefiting from significant efforts to cut costs, including reductions in sales forces and marketing costs. Finally, modest improvements in research productivity within major pharmaceuticals have increased future new product pipelines.

However, we still have some concerns regarding the major pharmaceutical sector. Branded drugs face increased competition from generics and the overall trend in drug prices is downward. Also, the new Democrat-led Congress convening in January will likely consider a number of changes to Medicare Part D that could lead to direct negotiations between the government and drug companies, the likely outcome of which would be lower drug prices.

Overall, we believe the environment for major pharmaceuticals has turned more favorable and the fund benefited from its position in the Switzerland-based large-cap pharmaceutical company Roche Holding AG during the period. Roche has a rapidly growing franchise within the oncology market. The company has a majority interest in Genentech, Inc. and has marketing rights to Genentech's successful portfolio of oncology products in Europe. Through its ownership of Genentech, Roche also benefited from the strong launch in the US by Genentech of a new product called Lucentis to treat age-related macular degeneration, a leading cause of blindness among the elderly. This product has demonstrated superior results to other treatments already on the market.

Q: How did you position the fund within biotechnology stocks during the fund's most recent semiannual period?

A: We continue to be optimistic about the prospects for biotechnology stocks and to overweight these stocks because of the group's outstanding opportunities for new product launches.3 The current new product pipeline for large-cap pharmaceutical companies remains thin, despite future promise. Therefore, we think major pharmaceutical companies will continue to look to biotechnology companies — on very favorable terms for the biotech industry — to access new products, whether through acquisitions or joint marketing/ licensing agreements.

3 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Within small-cap biotechnology stocks, the fund benefited from several of its holdings, most notably from Myogen, Inc., which was up strongly based on its acquisition at a significant premium by Gilead Sciences, Inc. Myogen is developing a new product to treat pulmonary arterial hypertension, a respiratory disorder related to high blood pressure within the arteries leading from the heart to the lungs. In addition, another small-cap holding, Alexion Pharmaceuticals, Inc., was up strongly. Alexion continues to move forward on its product to treat a rare blood disorder, with final approval expected next year. Lastly, another small-cap biotechnology position, Vertex Pharmaceuticals, Inc., benefited from positive drug trial results on a new product to treat hepatitis C. The only small-cap biotechnology holding that detracted from performance for the six-month period was AVANIR Pharmaceuticals, which was down sharply. AVANIR is developing a drug to treat a disorder associated with multiple sclerosis, but the product suffered a major setback from the FDA during the period.

The fund's results within the large-cap biotechnology subsector were also generally positive. Two holdings that performed well were Celgene Corp. and Gilead Sciences, Inc. Celgene recently launched Revlimid, a product to treat multiple myeloma (a cancer of the blood), as well as a relatively rare blood disorder called myelodysplastic syndrome or MDS. Revlimid has key advantages over Celgene's earlier generation drug, Thalomid, including reduced toxicity, potentially greater efficacy and wider therapeutic applications, properties which have led to strong revenues since market launch. Gilead Sciences continues to perform well with its HIV drugs. The company recently launched a triple-combination HIV product that has rapidly gained acceptance. We are also optimistic about the prospects for Gilead's recent acquisition of the small-cap firm Myogen.

Q: How was the fund positioned in health care services stocks during the period?

A: Within health care services, managed care companies, which had disappointed earlier in 2006, rebounded later in the year. Investors had been concerned about rising costs as well as premium increases that were coming slower than expected. Those concerns were alleviated somewhat during the most recent six-month period, as we saw, on average, positive earnings results for this group. During this period, Aetna, Inc. showed an improvement in its earnings and UnitedHealth Group, Inc., with a new CEO, moved toward resolving its recent problems concerning the issuance of back-dated options to company executives. Over the next 12 months and beyond, we still anticipate slower growth rates and premium increases for managed care companies. We took profits within the group during the period and will likely continue to reduce our weighting in this area going forward.

Another factor that helped performance within the health care services area was the fund's underweight in hospital stocks. Hospitals continue to suffer from slow admission trends and an increase in bad debt expense. We expect to maintain our underweight in hospitals. Dialysis companies continue to perform well as they benefit from more favorable Medicare reimbursement guidelines and a continued trend in consolidation within that industry. Within the dialysis subsector, our position in Fresenius Medical Care AG & Co. performed well during the six-month period.

In contrast, the fund's positions in the pharmacy benefit manager (PBM) subgroup detracted from performance. Holdings in this area that posted negative returns included Caremark Rx, Inc., Medco Health Solutions, Inc. and HealthExtras, Inc. Investors viewed Wal-Mart's recent launch of a program to sell generic drugs at their stores for $4 per prescription as a threat to the PBMs. We feel that the threat is greatly exaggerated. Given that most patients with prescription drug coverage have relatively small co-payments for generic drugs, we think it is unlikely that PBM customers will switch to Wal-Mart in significant numbers. The market also looked with disfavor on Caremark's agreement to merge with CVS Corp. at approximately the same share price level where Caremark had been trading.

Q: How did you position the fund within medical devices and supplies during the fund's most recent semiannual period?

A: Within the medical device and supply area, the fund's largest holding, Baxter International, Inc., performed well. Over two years ago, Baxter installed new management, which has done an exemplary job of restructuring the company. By focusing on their core businesses, company officials have reduced debt levels and costs, eliminated excess manufacturing capacity, and increased cash flow and profit margins. We are seeing accelerated revenue growth as a direct result of the restructuring and we expect these positive trends to continue. Also within this sector, orthopedic stocks such as Zimmer Holdings, Inc.* and Stryker Corp. rebounded, while companies in the cardiovascular area continued to disappoint.

* As of November 30, 2006, the position in Zimmer Holding was sold.

Q: How did you position the fund within specialty pharmaceutical stocks during the six-month period?

A: In general, the fund's holdings in specialty pharmaceutical stocks were strong performers over the time period. In addition to Shire PLC and New River Pharmaceuticals, which were mentioned previously, several other stocks in this area performed well for the fund. One example was the German firm Schwarz Pharma AG. During the period, Schwarz agreed to be acquired by UCB, another European pharmaceutical company. The fund had held Schwarz because of the favorable prospects for new products to treat Parkinson's disease, incontinence, epilepsy and neuropathic pain (i.e., pain that originates from a damaged nerve or nervous system). These products were moving forward in the development process and attracted attention from other companies. On that basis, Schwarz Pharma was acquired at a premium price, which significantly benefited fund performance.

In contrast, we saw generic stocks — including the fund's position in Teva Pharmaceutical Industries Ltd. (ADR) — underperform. The generic area is facing increased competition and eroding profit margins as companies from India and China enter this market. In addition, periods of initial marketing exclusivity have become less profitable as the branded companies have decided to compete directly with the generic companies either on their own or through an authorized generic distributor. We continue to underweight generic companies.

Q: How do you assess the market for health care stocks at the present time?

A: Despite the cyclical nature of the economy and the financial markets, we continue to believe that the long-term outlook for health care stocks is very positive. Continually advancing technologies should provide significant growth opportunities for innovative companies that develop new products to address illnesses that are not well treated. New services or products that reduce overall health care will also play a strong role. As the US population ages, we anticipate increasing demand for quality health care. We believe DWS Health Care Fund is an appropriate vehicle for investors seeking to participate in the long-term growth of a diversified, but select, group of health care companies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	11/30/06	5/31/06

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/06	5/31/06

Pharmaceuticals: Major Pharmaceuticals	28%	25%
Specialty Pharmaceuticals	7%	9%
Health Care Services	23%	22%
Biotechnology	21%	19%
Medical Supply & Specialty	18%	22%
Life Sciences Equipment	2%	1%
Hospital Management	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2006 (28.3% of Net Assets)
1. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	3.8%
2. Roche Holding AG Developer of pharmaceutical products	3.4%
3. Novartis AG Manufacturer of pharmaceutical and nutrition products	3.4%
4. UnitedHealth Group, Inc. Operator of organized health systems	2.9%
5. Schering-Plough Corp. Producer of pharmaceuticals and industrial chemicals	2.7%
6. Wyeth Manufacturer of pharmaceutical and health care products	2.7%
7. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.6%
8. Sanofi-Aventis Manufactures prescription pharmaceuticals	2.4%
9. WellPoint, Inc. Provider of health benefits	2.3%
10. Johnson & Johnson Provider of health care products	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 98.7%
Health Care 98.7%
Biotechnology 20.2%
Alexion Pharmaceuticals, Inc.*	30,300	1,311,384
Amgen, Inc.*	62,800	4,458,800
Amylin Pharmaceuticals, Inc.*	27,300	1,092,000
Arena Pharmaceuticals, Inc.* (a)	77,800	1,003,620
Biogen Idec, Inc.*	91,095	4,760,624
BioMarin Pharmaceutical, Inc.*	126,900	2,171,259
Celgene Corp.*	73,000	4,068,290
Gen-Probe, Inc.*	29,800	1,452,452
Genentech, Inc.*	53,800	4,398,150
Genmab A/S*	35,600	1,720,147
Genzyme Corp.*	68,000	4,379,200
Gilead Sciences, Inc.*	71,200	4,693,504
Keryx Biopharmaceuticals, Inc.*	98,000	1,352,400
Medicines Co.*	65,500	1,870,025
Nuvelo, Inc.*	96,600	1,855,686
PDL BioPharma, Inc.* (a)	89,700	2,037,087
Vertex Pharmaceuticals, Inc.*	65,300	2,892,790
		45,517,418
Health Care Services 22.3%
Aetna, Inc.	72,200	2,982,582
Allscripts Healthcare Solutions, Inc.* (a)	61,500	1,717,080
Cardinal Health, Inc.	43,200	2,791,584
Caremark Rx, Inc.	75,600	3,575,880
Cerner Corp.*	36,200	1,740,134
Covance, Inc.*	22,900	1,371,023
Coventry Health Care, Inc.*	43,400	2,088,842
CVS Corp.	79,100	2,275,707
DaVita, Inc.*	34,600	1,841,066
Fresenius Medical Care AG & Co. (a)	16,641	2,233,266
HealthExtras, Inc.*	40,100	857,338
Henry Schein, Inc.*	48,100	2,478,593
IMS Health, Inc.	84,300	2,315,721
McKesson Corp.	57,300	2,830,620
Medco Health Solutions, Inc.*	59,626	2,993,821
Pharmaceutical Product Development, Inc.	63,500	2,005,965
PSS World Medical, Inc.*	38,600	808,284
Quality Systems, Inc.	41,200	1,574,252
UnitedHealth Group, Inc.	133,020	6,528,622
WellPoint, Inc.*	67,600	5,115,292
		50,125,672
Hospital Management 0.8%
Community Health Systems, Inc.*	47,700	1,669,500
Life Sciences Equipment 1.9%
Thermo Fisher Scientific, Inc.*	99,000	4,339,170
Medical Supply & Specialty 18.2%
Advanced Medical Optics, Inc.*	35,800	1,253,358
Alcon, Inc.	23,500	2,576,070
ArthroCare Corp.*	43,800	1,825,146
Baxter International, Inc.	193,200	8,643,768
Becton, Dickinson & Co.	33,200	2,381,104
C.R. Bard, Inc.	39,300	3,233,997
Cytyc Corp.*	66,600	1,746,252
DENTSPLY International, Inc.	66,500	2,123,345
Hologic, Inc.*	25,600	1,280,768
Hospira, Inc.*	63,700	2,089,360
Immucor, Inc.*	53,600	1,441,840
Medtronic, Inc.	63,300	3,299,829
Mentor Corp.	23,200	1,158,840
ResMed, Inc.* (a)	31,800	1,590,000
Respironics, Inc.*	36,600	1,319,796
SonoSite, Inc.*	31,300	1,000,035
Stryker Corp.	50,600	2,624,116
Viasys Healthcare, Inc.*	45,900	1,294,839
		40,882,463
Pharmaceuticals 35.3%
Abbott Laboratories	97,100	4,530,686
Allergan, Inc.	15,700	1,830,306
Astellas Pharma, Inc.	87,000	3,785,698
AstraZeneca PLC	54,779	3,174,998
AVANIR Pharmaceuticals "A"* (a)	99,950	284,858
Barr Pharmaceuticals, Inc.*	29,700	1,517,076
Bristol-Myers Squibb Co.	93,000	2,309,190
Cardiome Pharma Corp.* (a)	110,700	1,285,227
Eli Lilly & Co.	81,300	4,356,867
Forest Laboratories, Inc.*	25,600	1,246,720
Johnson & Johnson	72,700	4,791,657
Merck KGaA (a)	36,114	3,962,770
New River Pharmaceuticals, Inc.* (a)	39,100	1,919,028
Novartis AG (Registered)	130,562	7,627,743
Pfizer, Inc.	214,050	5,884,235
Roche Holding AG (Genusschein)	42,785	7,730,507
Sanofi-Aventis (a)	61,503	5,410,692
Schering-Plough Corp.	273,300	6,015,333
Shire PLC (ADR)	39,600	2,399,760
Stada Arzneimittel AG (a)	28,000	1,484,409
Teva Pharmaceutical Industries Ltd. (ADR)	59,700	1,913,982
Wyeth	123,800	5,977,064
		79,438,806
Total Common Stocks (Cost $162,226,188)		221,973,029

Securities Lending Collateral 6.6%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $14,903,394)	14,903,394	14,903,394

Cash Equivalents 1.1%
Cash Management QP Trust, 5.33% (d) (Cost $2,344,014)	2,344,014	2,344,014
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $179,473,596)+	106.4	239,220,437
Other Assets and Liabilities, Net	(6.4)	(14,314,495)
Net Assets	100.0	224,905,942

* Non-income producing security.

+ The cost for federal income tax purposes was $180,096,285. At November 30, 2006, net unrealized appreciation for all securities based on tax cost was $59,124,152. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $63,371,109 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,246,957.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2006 amounted to $14,346,299 which is 6.4% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $162,226,188) — including $14,346,299 of securities loaned	$ 221,973,029
Investment in Daily Assets Fund Institutional (cost $14,903,394)*	14,903,394
Investment in Cash Management QP Trust (cost $2,344,014)	2,344,014
Total investments in securities, at value (cost $179,473,596)	239,220,437
Cash	2,252
Foreign currency, at value (cost $1,060,800)	1,120,096
Dividends receivable	182,620
Interest receivable	24,518
Receivable for Fund shares sold	72,265
Foreign taxes recoverable	4,808
Other assets	24,258
Total assets	240,651,254
Liabilities
Payable for Fund shares redeemed	234,027
Payable upon return of securities loaned	14,903,394
Accrued management fee	148,703
Other accrued expenses and payables	459,188
Total liabilities	15,745,312
Net assets, at value	$ 224,905,942
Net Assets
Net assets consist of: Net investment loss	(683,225)
Net unrealized appreciation (depreciation) on: Investments	59,746,841
Foreign currency related transactions	59,979
Accumulated net realized gain (loss)	11,111,058
Paid-in capital	154,671,289
Net assets, at value	$ 224,905,942

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2006 (continued) (Unaudited)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($37,127,237 ÷ 1,445,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.69
Maximum offering price per share (100 ÷ 94.25 of $25.69)	$ 27.26

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,819,252 ÷ 524,716 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 24.43

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,768,085 ÷ 357,912 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 24.50
Class S Net Asset Value, offering and redemption price(a) per share ($163,448,330 ÷ 6,271,776 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 26.06
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,743,038 ÷ 104,235 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 26.32

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $20,710)	$ 752,748
Interest — Cash Management QP Trust	49,084
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	63,367
Interest	871
Other income*	108,421
Total Income	974,491
Expenses: Management fee	868,947
Services to shareholders	391,532
Administration fee	113,588
Custodian	10,566
Distribution service fees	153,408
Auditing	27,439
Legal	14,949
Trustees' fees and expenses	6,855
Reports to shareholders	43,012
Registration fees	37,131
Other	11,339
Total expenses before expense reductions	1,678,766
Expense reductions	(21,050)
Total expenses after expense reductions	1,657,716
Net investment income (loss)	(683,225)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,004,586
Foreign currency related transactions	9,060
9,013,646
Net unrealized appreciation (depreciation) during the period on: Investments	10,019,577
Foreign currency related transactions	18,602
10,038,179
Net gain (loss) on investment transactions	19,051,825
Net increase (decrease) in net assets resulting from operations	$ 18,368,600

* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations: Net investment income (loss)	$ (683,225)	$ (1,968,818)
Net realized gain (loss) on investment transactions	9,013,646	16,455,638
Net unrealized appreciation (depreciation) during the period on investment transactions	10,038,179	(3,228,609)
Net increase (decrease) in net assets resulting from operations	18,368,600	11,258,211
Fund share transactions: Proceeds from shares sold	10,833,085	40,309,988
Cost of shares redeemed	(30,426,846)	(60,359,452)
Redemption fees	4,818	2,685
Net increase (decrease) in net assets from Fund share transactions	(19,588,943)	(20,046,779)
Increase (decrease) in net assets	(1,220,343)	(8,788,568)
Net assets at beginning of period	226,126,285	234,914,853
Net assets at end of period (including net investment loss of $683,225 at November 30, 2006)	$ 224,905,942	$ 226,126,285

Financial Highlights

Class A Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.70	$ 22.69	$ 21.77	$ 17.97	$ 17.91	$ 20.41
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)[e]	(.22)	(.20)	(.18)	(.15)	(.19)
Net realized and unrealized gain (loss) on investment transactions	2.07	1.23	1.12	3.98	.21	(2.32)
Total from investment operations	1.99	1.01	.92	3.80	.06	(2.51)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 25.69	$ 23.70	$ 22.69	$ 21.77	$ 17.97	$ 17.91
Total Return (%)[c]	8.40d,e**	4.45	4.23	21.15	.34	(12.25)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	37	35	40	24	17
Ratio of expenses before expense reductions (%)	1.58*	1.63	1.53	1.59	1.53	1.48
Ratio of expenses after expense reductions (%)	1.56*	1.63	1.53	1.59	1.53	1.48
Ratio of net investment income (loss) (%)	(.75)e*	(.90)	(.95)	(.91)	(.94)	(.98)
Portfolio turnover rate (%)	23*	56	61	62	53	62

[a] For the six months ended November 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.63	$ 21.84	$ 21.15	$ 17.60	$ 17.69	$ 20.33
Income (loss) from investment operations: Net investment income (loss)[b]	(.17)[e]	(.40)	(.37)	(.34)	(.27)	(.34)
Net realized and unrealized gain (loss) on investment transactions	1.97	1.19	1.06	3.89	.18	(2.31)
Total from investment operations	1.80	.79	.69	3.55	(.09)	(2.65)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 24.43	$ 22.63	$ 21.84	$ 21.15	$ 17.60	$ 17.69
Total Return (%)[c]	7.95d,e**	3.62[c]	3.26[d]	20.17[d]	(.51)	(12.99)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	13	15	16	12	12
Ratio of expenses before expense reductions (%)	2.43*	2.47	2.43	2.43	2.32	2.28
Ratio of expenses after expense reductions (%)	2.36*	2.47	2.40	2.42	2.32	2.28
Ratio of net investment income (loss) (%)	(1.55)e*	(1.74)	(1.82)	(1.74)	(1.73)	(1.78)
Portfolio turnover rate (%)	23*	56	61	62	53	62

[a] For the six months ended November 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.68	$ 21.88	$ 21.17	$ 17.62	$ 17.70	$ 20.33
Income (loss) from investment operations: Net investment income (loss)[b]	(.16)[e]	(.38)	(.37)	(.34)	(.27)	(.34)
Net realized and unrealized gain (loss) on investment transactions	1.98	1.18	1.08	3.89	.19	(2.30)
Total from investment operations	1.82	.80	.71	3.55	(.08)	(2.64)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 24.50	$ 22.68	$ 21.88	$ 21.17	$ 17.62	$ 17.70
Total Return (%)[c]	8.02d,e**	3.66	3.35	20.15	(.45)	(12.94)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8	7	7	4	4
Ratio of expenses before expense reductions (%)	2.31*	2.39	2.36	2.41	2.31	2.25
Ratio of expenses after expense reductions (%)	2.30*	2.39	2.36	2.41	2.31	2.25
Ratio of net investment income (loss) (%)	(1.49)e*	(1.66)	(1.78)	(1.73)	(1.72)	(1.75)
Portfolio turnover rate (%)	23*	56	61	62	53	62

[a] For the six months ended November 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.01	$ 22.93	$ 21.96	$ 18.09	$ 17.99	$ 20.44
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)[d]	(.16)	(.16)	(.15)	(.11)	(.14)
Net realized and unrealized gain (loss) on investment transactions	2.11	1.24	1.13	4.02	.21	(2.32)
Total from investment operations	2.05	1.08	.97	3.87	.10	(2.46)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 26.06	$ 24.01	$ 22.93	$ 21.96	$ 18.09	$ 17.99
Total Return (%)	8.54c,d**	4.71	4.42	21.39	.56	(11.99)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	163	129	139	150	122	143
Ratio of expenses before expense reductions (%)	1.34*	1.39	1.33	1.39	1.28	1.20
Ratio of expenses after expense reductions (%)	1.33*	1.39	1.33	1.39	1.28	1.20
Ratio of net investment income (loss) (%)	(.52)d*	(.66)	(.75)	(.71)	(.69)	(.70)
Portfolio turnover rate (%)	23*	56	61	62	53	62

[a] For the six months ended November 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.22	$ 23.10	$ 22.12	$ 18.19	$ 18.05	$ 20.44
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)[d]	(.12)	(.14)	(.11)	(.09)	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.13	1.24	1.12	4.04	.23	(2.31)
Total from investment operations	2.10	1.12	.98	3.93	.14	(2.40)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 26.32	$ 24.22	$ 23.10	$ 22.12	$ 18.19	$ 18.05
Total Return (%)	8.67d**	4.85	4.43[c]	21.60[c]	.78	(11.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2.04		.03	.04	.01
Ratio of expenses before expense reductions (%)	1.12*	1.21	1.47	1.27	1.11	.95
Ratio of expenses after expense reductions (%)	1.12*	1.21	1.21	1.20	1.11	.95
Ratio of net investment income (loss) (%)	(.31)d*	(.48)	(.63)	(.52)	(.52)	(.45)
Portfolio turnover rate (%)	23*	56	61	62	53	62

[a] For the six months ended November 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Health Care Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties). Class AARP shares were converted into Class S shares on July 14, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $25,934,378 and $48,724,797, respectively.

C. Related Parties

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.765%
Over $500 million of such net assets	.715%

Accordingly, for the six months ended November 30, 2006, the fee pursuant to the management agreements was equivalent to an annualized effective rate of 0.765% of the Fund's average daily net assets.

For the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.63%
Class B	2.38%
Class C	2.38%
Institutional Class	1.30%

For Class S shares, for the period from June 1, 2006 through July 16, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.38%. For the period from July 17, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.32%.

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.55%
Class B	2.31%
Class C	2.31%
Class S	1.30%
Institutional Class	1.31%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2006, the Advisor received an Administration Fee of $113,588, of which $18,548 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended November 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2006
Class A	$ 52,129	$ 2,235	$ 28,513
Class B	24,314	4,451	11,052
Class C	11,101	695	5,514
Class AARP	16,614	3,985	2,945
Class S	206,550	9,669	119,736
Institutional Class	914	—	236
	$ 311,622	$ 21,035	$ 167,996

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2006
Class B	$ 48,575	$ 8,232
Class C	31,667	5,349
	$ 80,242	$ 13,581

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2006	Annualized Effective Rate
Class A	$ 46,777	$ 7,885.25%
Class B	15,974	2,551.25%
Class C	10,415	1,582.25%
	$ 73,166	$ 12,018

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2006, aggregated $3,170.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2006, the CDSC for Class B and C shares aggregated $10,424 and $516, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2006, DWS-SDI received $1,899.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $22,320, of which $7,560 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2006, the Fund's custodian fees were reduced by $15 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2006		Year Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	209,712	$ 5,148,186	596,641	$ 14,477,744
Class B	20,102	468,508	85,643	1,994,671
Class C	35,684	847,486	142,835	3,338,512
Class AARP	7,330	174,587	197,000	4,874,464
Class S	160,475	4,029,318	536,853	13,143,318
Institutional Class	6,720	165,000	96,709	2,481,279
		$ 10,833,085		$ 40,309,988
Shares redeemed
Class A	(336,827)	$ (8,368,144)	(567,873)	$ (13,820,195)
Class B	(65,824)	(1,542,396)	(191,758)	(4,471,643)
Class C	(45,664)	(1,063,846)	(89,436)	(2,094,739)
Class AARP	(52,706)	(1,251,930)	(391,741)	(9,656,808)
Class S	(724,686)	(18,180,587)	(1,231,087)	(30,316,067)
Institutional Class	(779)	(19,943)	—	—
		$ (30,426,846)		$ (60,359,452)
Shares converted*
Class AARP	(1,481,213)	$ (34,935,892)	—	$ —
Class S	1,480,962	34,935,892	—	—
		$ —		$ —
Redemption fees		$ 4,818		$ 2,685
Net increase (decrease)
Class A	(127,115)	$ (3,216,882)	28,768	$ 658,259
Class B	(45,722)	(1,073,788)	(106,115)	(2,476,947)
Class C	(9,980)	(216,358)	53,399	1,243,796
Class AARP	(1,526,589)	(36,013,160)	(194,741)	(4,781,138)
Class S	916,751	20,786,188	(694,234)	(17,172,028)
Institutional Class	5,941	145,057	96,709	2,481,279
		$ (19,588,943)		$ (20,046,779)

* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in November 2006, the Fund received $108,421 from the Advisor for its settlement portion, which is equivalent to $0.012 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Health Care Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Securities Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	14,669,402.630	503,412.280
Dawn-Marie Driscoll	14,665,804.629	507,010.281
Keith R. Fox	14,673,028.437	499,786.473
Kenneth C. Froewiss	14,671,790.448	501,024.462
Martin J. Gruber	14,638,508.196	534,306.714
Richard J. Herring	14,650,827.798	521,987.112
Graham E. Jones	14,624,616.395	548,198.515
Rebecca W. Rimel	14,643,047.583	529,767.327
Philip Saunders, Jr.	14,637,450.691	535,364.219
William N. Searcy, Jr.	14,648,711.534	524,103.376
Jean Gleason Stromberg	14,633,959.415	538,855.495
Carl W. Vogt	14,656,535.376	516,279.534
Axel Schwarzer	14,649,283.427	523,531.483

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,077,776.839	196,140.565	226,097.943	963,347.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,045,478.216	225,402.784	229,134.347	963,347.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,044,390.722	216,895.472	238,729.153	963,347.000

IV-A. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Securities Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,797,089.089	383,245.686	425,495.135	1,566,985.000

The Meeting was reconvened on July 27, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

IV-B. Approval of Further Amendments to an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Securities Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
15,408,561.207	517,668.201	510,281.231	1,307,328.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines	(800) 972-3060 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SUHIX
CUSIP Number	23337G-100	23337G-209	23337G-308	23337G-605
Fund Number	452	652	752	1452
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCHLX
Fund Number	2352

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	January 29, 2007